                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549~

                                  -------------

                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 1998

                                THE SANDS REGENT
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                          ----------------------------
                          (State or other jurisdiction
                                of incorporation)

          0-14050                                88-0201135
 ------------------------         --------------------------------------
 (Commission File Number)         (I. R. S. Employer Identification No.)

                 345 North Arlington Avenue, Reno, Nevada 89501
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (702) 348-2210
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets.

       On December 23, 1998, The Sands Regent (the "Company") closed the sale of all the outstanding capital stock owned by the Company in Patrician, Inc. (Patrician), Gulfside Casino, Inc. (GCI) and Artemis, Inc. (Artemis) to Terry W. Green ("Green") and Joel R. Carter, Sr. ("Carter") pursuant to an Agreement entered into on November 6, 1998. Such sale includes Gulfside Casino Partnership d.b.a. Copa Casino which is a general partnership owned by Patrician, GCI and Artemis. The sales price was $8.5 million payable to the Company in a down payment of $500,000 and in monthly payments of $15,000 or 2% of gross gaming revenue, which ever is greater. All payments are to be held in escrow as security for certain representations and warranties by the Company. The Company anticipates that it will not record a gain or loss on such sale until the Company's net investment in the subsidiaries of approximately $2.6 million has been recovered from cash payments. Thereafter, the Company will recognize future cash payments as revenue.

       In addition to the sale of the outstanding capital stock of the above subsidiaries, various legal actions with Green and Carter have also been dismissed with prejudice.

  ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (b)       Pro Forma Financial Information

                     Basis of Presentation

                     Pro forma consolidated balance sheet

                     Pro forma consolidated statement of operations for the three months ended September 30, 1998

                     Pro forma consolidated statement of operations for the year ended June 30, 1998

                     Notes to pro forma consolidated financial statements

           (c)       Exhibits.

                     10.1 Agreement, dated November 6, 1998, by and between Terry W. Green, Joel R. Carter, Sr., Gulfside Casino Partnership and The Sands Regent (Exhibit 10 (a) to the Company's Form 10-Q for the Quarter ended September 30, 1998, which is incorporated by reference herein)

                     99.1     Press Release dated December 28, 1998 (Exhibit
                              99.1 to the Company's Form 8-K for December 23, 1998, dated January 5, 1999, which is incorporated by reference herein)



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE SANDS REGENT



                                  By: /s/ David R. Wood
                                     -------------------------------------------
                                     David R. Wood, Executive Vice President,
                                     Principal Accounting and Financial Officer

Dated: February 4, 1999

            PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

THE SANDS REGENT
BASIS OF PRESENTATION

On December 23, 1998, The Sands Regent (the "Company") closed the sale of all the outstanding capital stock owned by the Company in Patrician, Inc. ("Patrician"), Artemis, Inc. ("Artemis") and Gulfside Casino, Inc. ("GCI") to Terry W. Green ("Green") and Joel R. Carter, Sr. ("Carter") pursuant to an Agreement entered into on November 6, 1998. Such sale includes Gulfside Casino Partnership which is a general partnership owned by Patrician, Artemis and GCI. Gulfside Casino Partnership owns and operates the Copa Casino in Gulfport, Mississippi. The sales price was $8.5 million payable to the Company in a down payment of $500,000 and in monthly payments of $15,000 or 2% of gross gaming revenue, whichever is greater. All payments are to be held in escrow as security for certain representations and warranties by the Company.

The following pro forma consolidated balance sheet as of September 30, 1998, gives pro forma effect to the sale as if such transaction had been completed on September 30, 1998. The pro forma consolidated statements of operations for the three months ended September 30, 1998 and for the year ended June 30, 1998 give the pro forma effect to the sale as if the transaction had been completed on July 1, 1998 and July 1, 1997, respectively.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position and results of operations were at September 30, 1998 and for the three months and year ended September 30, 1998 and June 30, 1998 had the described transaction in fact occurred at September 30, 1998, July 1, 1998 or July 1, 1997 or to project the Company's financial position or operating results for any future period.

The pro forma adjustments are described in the notes hereto and are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances.

THE SANDS REGENT
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 1998 (unaudited)

                                                          Historical,        Pro Forma         Pro-Forma
             (Dollars in thousands)                       As Reported       Adjustments         Results
                                                          -----------       -----------        ----------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                $ 10,280         $ (3,201)(a)        $  7,079
  Short-term investments                                        250             (230)(a)              20
  Accounts receivable                                           545              422 (a)             967
                                                                                 500 (b)
  Inventories                                                   601              (78)(a)             523
  Federal income tax refund receivable                          930               --                 930
  Prepaid expenses and other assets                           1,495             (649)(a)             846
                                                           -------------------------            --------
     Total current assets                                    14,101           (3,236)             10,365
                                                           -------------------------            --------

PROPERTY AND EQUIPMENT:
  Land                                                        8,093               --               8,093
  Buildings and improvements                                 46,227           (9,087)(a)          37,140
  Equipment, furniture and fixtures                          25,867           (7,009)(a)          18,858
  Construction in progress                                      344              (29)(a)             315
                                                           -------------------------            --------
                                                             80,531          (16,125)             64,406
  Less accumulated depreciation and amortization             35,549           (5,480)(a)          30,069
                                                           -------------------------            --------
      Property and equipment, net                            44,982          (10,645)             34,337
                                                           -------------------------            --------

OTHER ASSETS:
  Deferred federal income tax asset                             331             (331)(a)              --
  Other receivable, net                                          --            2,540 (a)           2,040
                                                                                (500)(b)
  Other                                                         295              (82)(a)             213
                                                           -------------------------            --------
     Total other assets                                         626            1,627               2,253
                                                           -------------------------            --------

     Total assets                                          $ 59,709         $(12,254)           $ 46,955
                                                           =========================            ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                         $  3,296         $ (1,545)(a)        $  1,751
  Accrued salaries, wares and benefits                        1,582             (492)(a)           1,090
  Other accrued expenses                                      2,299           (1,911)(a)             388
  Deferred federal income tax liability                         346             (143)(a)             203
  Current maturities of long-term debt                       10,149           (9,669)(a)             480
                                                           -------------------------            --------
     Total current liabilities                               17,672          (13,760)              3,912
                                                           -------------------------            --------

LONG-TERM DEBT                                               11,285               --              11,285
                                                           -------------------------            --------

DEFERRED FEDERAL INCOME TAX LIABILITY                            --            1,006 (a)           1,006
                                                           -------------------------            --------

     Total liabilities                                       28,957          (12,754)             16,203
                                                           -------------------------            --------

STOCKHOLDERS' EQUITY:
  Preferred stock, $.10 par value, 5,000,000 shares
    authorized, none issued                                      --               --                  --
  Common stock, $.05 par value, 20,000,000 shares
    authorized, 6,898,722 shares issued                         345               --                 345
  Additional paid-in capital                                 13,074               --              13,074
  Retained earnings                                          39,688               --              39,688
                                                           -------------------------            --------
                                                             53,107               --              53,107
  Treasury stock, at cost: 2,400,000 shares                 (22,355)              --             (22,355)
                                                           -------------------------            --------
     Total stockholders' equity                              30,752               --              30,752
                                                           -------------------------            --------

     Total liabilities and stockholders' equity            $ 59,709         $(12,754)           $ 46,955
                                                           =========================            ========



See accompanying notes to pro forma consolidated financial statements.



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
THE SANDS REGENT
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended September 30, 1998 (unaudited)

                                                            Historical,         Pro Forma             Pro-Forma
      (Dollars in thousands, except per share data)        As Reported         Adjustments             Results
                                                           ------------        -----------            ------------
Operating revenue:
  Gaming                                                   $     9,545         $    (5,365)(c)        $     4,180
  Lodging                                                        2,772                  --                  2,772
  Food and beverage                                              2,106                (445)(c)              1,661
  Other                                                            385                 (53)(c)                332
                                                           -----------         -----------            -----------
                                                                14,808              (5,863)                 8,945
  Less complimentary lodging, food
    and beverage included above                                    666                (225)(c)                441
                                                           -----------         -----------            -----------
                                                                14,142              (5,638)                 8,504
                                                           -----------         -----------            -----------

Operating costs and expenses:
  Gaming                                                         5,176              (2,778)(c)              2,398
  Lodging                                                        1,181                  --                  1,181
  Food and beverage                                              1,891                (330)(c)              1,561
  Other                                                            149                 (12)(c)                137
  Maintenance and utilities                                      1,761                (867)(c)                894
  General and administrative                                     3,260              (1,683)(c)              1,577
  Depreciation and amortization                                  1,028                (311)(c)                717
                                                           -----------         -----------            -----------
                                                                14,446              (5,981)                 8,465
                                                           -----------         -----------            -----------

Income (loss) from operations                                     (304)                343                     39
                                                           -----------         -----------            -----------

Other income (deductions):
     Interest and other income                                     103                 (29)(c)                 74
     Interest and other expense                                   (527)                176 (c)               (351)
                                                           -----------         -----------            -----------
                                                                  (424)                147                   (277)
                                                           -----------         -----------            -----------
Loss before income taxes                                          (728)                490                   (238)

Income tax  benefit                                        $       245         $      (166)(c)        $        79
                                                           -----------         -----------            -----------

Net loss                                                          (483)                324                   (159)
                                                           ===========         ===========            ===========

Net loss per share, Basic and Diluted                      $     (0.11)        $      0.07            $     (0.04)
                                                           ===========         ===========            ===========

Weighted average shares outstanding                          4,498,722           4,498,722              4,498,722
                                                           ===========         ===========            ===========



See accompanying notes to pro forma consolidated financial statements.

THE SANDS REGENT
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended June 30, 1998 (unaudited)


                                                           Historical,           Pro Forma              Pro-Forma
      (Dollars in thousands, except per share data)        As Reported           Adjustments             Results
                                                           -----------         -------------          ------------
Operating revenue:
  Gaming                                                   $    42,971         $   (22,950)(c)        $    20,021
  Lodging                                                        8,878                  --                  8,878
  Food and beverage                                              8,548              (2,044)(c)              6,504
  Other                                                          1,687                (275)(c)              1,412
                                                           -----------         -----------            -----------
                                                                62,084             (25,269)                36,815
  Less complimentary lodging, food
    and beverage included above                                  2,873                (898)(c)              1,975
                                                           -----------         -----------            -----------
                                                                59,211             (24,371)                34,840
                                                           -----------         -----------            -----------

Operating costs and expenses:
  Gaming                                                        22,001             (11,443)(c)             10,558
  Lodging                                                        4,851                  --                  4,851
  Food and beverage                                              7,554              (1,705)(c)              5,849
  Other                                                            635                 (74)(c)                561
  Maintenance and utilities                                      5,907              (2,350)(c)              3,557
  General and administrative                                    13,977              (7,641)(c)              6,336
  Depreciation and amortization                                  4,053              (1,174)(c)              2,879
                                                           -----------         -----------            -----------
                                                                58,978             (24,387)                34,591
                                                           -----------         -----------            -----------

Income (loss) from operations                                      233                  16                    249
                                                           -----------         -----------            -----------

Other income (deductions):
     Interest and other income                                     346                 (61)(c)                285
     Interest and other expense                                 (2,433)                818 (c)             (1,615)
                                                           -----------         -----------            -----------
                                                                (2,087)                757                 (1,330)
                                                           -----------         -----------            -----------
Loss before income taxes                                        (1,854)                773                 (1,081)

Income tax  benefit                                                635                (278)(c)                357
                                                           -----------         -----------            -----------

Net loss                                                   $    (1,219)        $       495            $      (724)
                                                           ===========         ===========            ===========

Net loss per share, Basic and Diluted                      $     (0.27)        $      0.11            $     (0.16)
                                                           ===========         ===========            ===========

Weighted average shares outstanding                          4,498,722           4,498,722              4,498,722
                                                           ===========         ===========            ===========




See accompanying notes to pro forma consolidated financial statements.

THE SANDS REGENT
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

(a) To record the sale of Patrician, Artemis and GCI which reflects the elimination of all assets and liabilities related to Patrician, Artemis, GCI and Gulfside Casino Partnership d.b.a. Copa Casino. A non-current deferred federal income tax liability of $1.0 million is added as a result of the elimination of a non-current deferred tax asset of $1.3 million which first eliminated the consolidated non-current deferred tax asset of $300,000.

(b) To record the $500,000 down payment upon the consummation of the sale, held in escrow.

(c) To record the pro forma effect on operations and net income per share of the sale of Patrician, Artemis and GCI, and Gulfside Casino Partnership, as if the sale had occurred at the beginning of the period presented.



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